UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38908	84-4052441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 986-6744

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2021, DraftKings Inc., a Nevada corporation (the “Company” or “DraftKings”), Golden Nugget Online Gaming, Inc., a Delaware corporation (“GNOG”), New Duke Holdco, Inc., a Nevada corporation and a wholly owned subsidiary of DraftKings (“New DraftKings”), Duke Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of New DraftKings, and Gulf Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New DraftKings, entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which DraftKings will, among other things, acquire all issued and outstanding shares of common stock of GNOG. The transactions contemplated by the Merger Agreement is referred to herein as the “Acquisition”.

The description of the Merger Agreement contained in DraftKings’ Current Report on Form 8-K filed on August 9, 2021 is incorporated by reference herein, such description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 and incorporated by reference herein.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, DraftKings entered into a support and registration rights agreement (the “Support Agreement”) with New DraftKings, Tilman Fertitta, Fertitta Entertainment, Inc., a Texas corporation, Landry’s Fertitta, LLC, a Texas limited liability company, Golden Landry’s LLC, a Texas limited liability company and Golden Fertitta, LLC, a Texas limited liability company.

The description of the Support Agreement contained in DraftKings’ Current Report on Form 8-K filed on August 9, 2021 is incorporated by reference herein, such description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Support Agreement, which is included as Exhibit 10.1 and incorporated by reference herein.

The Merger Agreement and the Support Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about DraftKings, GNOG or their respective subsidiaries and affiliates or to modify or supplement any factual disclosures about the Company in its public reports filed with the United States Securities and Exchange Commission (the “SEC”). The representations, warranties and covenants contained in the Merger Agreement and the Support Agreement were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement and the Support Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement and the Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors or to DraftKings’ SEC filings. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of DraftKings, GNOG or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and the Support Agreement, which subsequent information may or may not be fully reflected in public disclosures by DraftKings, GNOG or their subsidiaries or affiliates.

Item 8.01. Other Event

On August 9, 2021 in connection with the announcement of the Acquisition, DraftKings held an investor call to discuss the Acquisition. This investor call included an investor presentation, which was included as Exhibit 99.2 to DraftKings’ Current Report on Form 8-K filed on August 9, 2021 (001-38908). The transcript of the investor call is attached as Exhibits 99.1 and is incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, without limitation, the Company’s and GNOG’s expectations with respect to future performance and anticipated financial impacts of the Acquisition, the satisfaction of the closing conditions to the Acquisition and the timing of the completion of the Acquisition. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and GNOG’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company and GNOG following the announcement of the Merger Agreement and the transactions contemplated therein; (2) the inability to complete the Acquisition, including due to failure to obtain approval of the stockholders of the Company, approvals or other determinations from certain gaming regulatory authorities, or other conditions to closing in the Merger Agreement; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the inability to obtain or maintain the listing of New DraftKings Class A Common Stock on Nasdaq following the Acquisition; (5) the risk that the Acquisition disrupts current plans and operations as a result of the announcement and consummation of the Acquisition; (6) the ability to recognize the anticipated benefits of the Acquisition, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Acquisition; (8) changes in applicable laws or regulations, particularly with respect to gaming, gambling, sportsbooks, fantasy sports and other similar businesses; (9) the possibility that the Company, GNOG or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) market and supply chain disruptions due to the COVID-19 outbreak or other epidemics, pandemics or similar public health events; and (11) other risks and uncertainties indicated from time to time in the information/prospectus relating to the Acquisition, including those under “Risk Factors” in the Company’s filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the Company’s filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number
2.1	Agreement and Plan of Merger, by and among DraftKings Inc., New Duke Holdco, Inc., Golden Nugget Online Gaming, Inc., Duke Merger Sub, Inc. and Gulf Merger Sub, Inc., dated as of August 8, 2021.*
10.1	Support Agreement, by and among DraftKings Inc., Tilman J. Fertitta, Fertitta Entertainment, Inc., Landry’s Fertitta, LLC, Golden Landry’s LLC, Golden Fertitta, LLC and New Duke Holdco, Inc., dated as of August 8, 2021.
99.1	Investor Call Transcript, dated August 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTKINGS INC.

Date: August 9, 2021	By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Chief Legal Officer and Secretary